EXHIBIT 99.2

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
GolfWeb:

We have audited the accompanying balance sheets of GolfWeb as of December 31, 1996 and 1995, and the related statements of operations, shareholders' equity and cash flows for the year ended December 31, 1996 and for the period from April 6, 1995 (date of inception) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GolfWeb as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the year ended December 31, 1996 and for the period from April 6, 1995 (date of inception) to December 31, 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Jose, California
April 11, 1997, except for Note 10,
   for which the date is May 9, 1997


                                     GOLFWEB

                                 BALANCE SHEETS
                           December 31, 1996 and 1995

                                      -----

                      ASSETS                                   1996          1995
                                                               ----          ----

Current assets:
   Cash and cash equivalents                             $  1,255,760    $    990,697
   Accounts receivable                                        110,953          34,850
   Prepaids and other current assets                           78,367          31,662
                                                         ------------    ------------
         Total current assets                               1,445,080       1,057,209
Property and equipment, net                                   642,307         312,727
Other assets                                                   47,128          34,602
                                                         ------------    ------------
         Total assets                                       2,134,515       1,404,538
                                                         ============    ============

       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Current portion of note payable to bank                      2,008            --
   Accounts payable                                           197,413          24,782
   Accrued liabilities                                        185,377         107,951
   Accrued compensation                                       107,894          70,271
   Deferred revenue                                            52,192         216,262
   Current portion of capital lease obligations               159,964          42,928
                                                         ------------    ------------
      Total current liabilities                               704,848         462,194
Note payable to bank                                           46,173            --
Capital lease obligations, less current portion               230,528          85,398
                                                         ------------    ------------
         Total liabilities                                    981,549         547,592
                                                         ------------    ------------
Commitments (Note 6)

Redeemable convertible preferred shares, no par value:
   Authorized: 6,909,000 shares;
   Series A:
     Designated: 1,654,500 shares;
     Issued and outstanding: 1,654,500 shares in
       1996 and 1995                                        1,627,930       1,627,930
     Liquidation value: $1,654,500
   Series A1:
      Designated: 1,654,500 shares;
      Issued and outstanding: none in 1996 and 1995
   Series B:
      Designated: 1,800,000 shares;
      Issued and outstanding: 1,775,000 shares in
        1996 and none in 1995                               3,521,600            --
      Liquidation value: $3,550,000
   Series B1:
   Designated:1,800,000;
   Issued and outstanding: none in 1996 and 1995
Common shares, no par value:
   Authorized:15,000,000         shares;
   Issued  and  outstanding:  1,531,606 shares in              24,625          24,025
      1996 and 1,526,106 shares in 1995
Additional paid-in capital                                     20,100            --
Notes receivable for common shares                            (15,486)        (16,486)
Accumulated deficit                                        (4,025,803)       (778,523)
                                                         ------------    ------------
      Total shareholders' equity                            1,152,966         856,946
                                                         ------------    ------------
        Total liabilities and shareholders'equity        $  2,134,515    $  1,404,538
                                                         ============    ============



   The accompanying notes are an intrgral part of these financial statements.

                                     GOLFWEB
                            STATEMENTS OF OPERATIONS

                                      -----



                                                           Period from
                                                          April 6, 1995
                                                             (date of
                                            Year Ended     inception) to
                                           December 31,     December 31,
                                               1996             1995
                                         ---------------  ---------------

Revenues:
   Advertising and other                     $   473,578    $  47,738
   Pro shop                                      148,148         --
                                             -----------    ---------
      Total revenues                             621,726       47,738

Cost of goods sold                               130,464         --
                                             -----------    ---------
      Gross profit                               491,262       47,738
                                             -----------    ---------
Operating Expenses:

   Content cost and other cost of revenues       707,107       61,142
   Research and development                      505,013       87,986
   Sales and marketing                         1,546,656      276,483
   General and administrative                  1,019,645      432,097
                                             -----------    ---------
      Total operating expenses                 3,778,421      857,708
                                             -----------    ---------
                                              (3,287,159)    (809,970)
       Operating loss

Interest income, net                              39,879       31,447
                                             -----------    ---------
      Net loss                               $(3,247,280)   $(778,523)
                                             ===========    =========
      Net loss per share                     ($     2.12)   ($   0.92)
      Weighted average shares used
       in net loss per share
       calculation                             1,528,856      849,015
                                             ===========    =========


  The accompanying notes are an intrgral part of these financial statements.


                                     GOLFWEB

                       STATEMENTS OF SHAREHOLDERS' EQUITY

                        for the period from April 6, 1995

                    (date of inception) to December 31, 1996

                            REDEEMABLE CONVERTIBLE PREFERRED SHARES                                 NOTES
                           ------------------------------------------                            RECEIVABLE
                                   SERIES A           SERIES B         COMMON SHARES    ADDITIONAL  FOR                    TOTAL
                           --------------------- -------------------- ------------------  PAID-IN  COMMON  ACCUMULATED SHAREHOLDERS'
                             SHARES     AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT   CAPITAL  STOCK      DEFICIT      EQUITY
                           ---------- ---------- --------- ---------- ---------  ------- -------- --------  -----------  ----------
  Issuance of shares to        4,500  $      249                      1,361,250 $ 7,539                                     $  7,788
   founders
  Issuance of Series A
   preferred shares for
   cash, net of issuance   1,650,000   1,627,681                                                                           1,627,681
   costs of $22,319
  Issuance of common
   shares for notes                                                     164,856   16,486         $ (16,486)
   receivable
  Net loss                                                                                                   $ (778,523)   (778,523)
                           ---------- ----------                      ---------  -------         ---------  -----------  ----------
Balances at December 31,   1,654,50    1,627,930                      1,526,106   24,025           (16,486)    (778,523)    856,946
  1995
  Payment on notes                                                                                   1,000                    1,000
   receivable
  Issuance of Series B
   preferred shares for
   cash, net of issuance                         1,775,000 $3,521,600                                                     3,521,600
   costs of $28,400
  Warrants issued under                                                                           $ 20,100                   20,100
   line of credit
  Exercise of stock options                                               5,500      600                                        600
  Net loss                                                                                                   (3,247,280) (3,247,280)
                            --------- ---------- --------- ---------- ---------  ------- -------- --------  -----------  ----------
Balances at December 31,
  1996                      1,654,500 $1,627,930 1,775,000 $3,521,600 1,531,606  $24,625 $ 20,100 $(15,486) $(4,025,803) $1,152,966
                            ========= ========== ========= ========== =========  ======= ======== ========  ===========  ==========

   The accompanying notes are an integral part of these financial statements.

                                     GOLFWEB

                            STATEMENTS OF CASH FLOWS

                                      -----

                                                                             PERIOD FROM
                                                                             APRIL 6, 1995
                                                                               (DATE OF
                                                        YEAR ENDED             (INCEPTION)
                                                        DECEMBER 31,               TO
                                                           1996            DECEMBER 31, 1995
                                                        ------------       -----------------
Cash flows from operating activities:
  Net loss                                              $(3,247,280)          $  (778,523)
   Adjustments to reconcile net loss to net
     cash used in operating activities:
     Depreciation and amortization                           69,727                13,410
     Exchange of services for property and                 (132,514)
     equipment
     Warrants issued under line of credit                    20,100
     Changes in assets and liabilities:
      Accounts receivable                                   (76,103)              (34,850)
      Prepaids and other current assets                     (46,705)              (31,662)
      Accounts payable and accrued liabilities              250,057               112,733
      Accrued compensation                                   37,623                70,271
      Deferred revenue                                     (164,070)               86,262
                                                        -----------           -----------
        Net cash used in operating activities            (3,189,165)             (562,359)
                                                        -----------           -----------

Cash flows from investing activities:
  Acquisition of property and equipment                    (240,668)             (176,137)
  Purchases of marketable securities                                             (488,760)
  Sales of marketable securities                                                  488,760
  Other assets                                              (12,526)              (34,602)
                                                        -----------           -----------
        Net cash used in investing activities              (253,194)             (210,739)
                                                        -----------           -----------

Cash flows from financing activities:
  Payment on notes receivable                                 1,000
  Proceeds from issuance of common stock and                    600                 7,539
  exercise of options
  Proceeds from equipment sale/leaseback                    231,505               137,298
  Proceeds from issuance of preferred shares,             3,521,600             1,627,930
  net of issuance costs
  Principal payments under capital lease                    (95,464)               (8,972)
  obligations
  Proceeds from note payable to bank                         48,181
                                                        -----------           -----------
        Net cash provided by financing activities         3,707,422             1,763,795
                                                        -----------           -----------

Net increase in cash and cash equivalents                   265,063               990,697


Cash and cash equivalents at beginning of period            990,697
                                                        -----------           -----------

Cash and cash equivalents at end of period               $1,255,760              $990,697

SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash payments for interest                               $ 24,961              $  1,236

SUPPLEMENTAL DISCLOSURE OF NONCASH TRANSACTIONS:
  Equipment purchased under capital lease                  $126,125              $150,000
  Issuance of common shares for notes                                            $ 16,486

  The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


1.    FORMATION AND BUSINESS OF THE COMPANY:

      GolfWeb (the Company), a California corporation, was incorporated on April 6, 1995. GolfWeb is a focused information service with golf as the content, and the world wide web as the publishing technology. Its mission is to provide "Everything Golf on the World Wide Web." The Company's business model focuses on deriving revenue from four sources: advertising, pro shop sales, licensing and services. Since inception, the Company has earned revenue primarily from advertising and product sales.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      USE OF ESTIMATES:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      FINANCIAL INSTRUMENTS AND CONCENTRATIONS:

      Cash equivalents include highly liquid investments with original or remaining maturities of three months or less at the date of purchase and consist primarily of money market funds and commercial paper. The Company's cash and cash equivalents as of December 31, 1996 are on deposit with six high quality financial institutions. As of December 31, 1995, cash and cash equivalents were on deposit with three high quality financial institutions. The Company has not experienced any material losses relating to any financial instruments.

      The amounts reported for cash equivalents, receivables, debt obligations and other financial instruments are considered to approximate fair values based upon comparable market information available at the respective balance sheet dates. Financial instruments that potentially subject the Company to concentrations of credit risks consist principally of cash and cash equivalents, accounts receivable and payable and bank lines of credit.

  The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB

                                    -------

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

      FINANCIAL INSTRUMENTS AND CONCENTRATIONS, CONTINUED:

      At December 31, 1996, one customer accounted for 10% of accounts receivable. At December 31, 1995, three customers individually accounted for 43%, 22% and 12% of accounts receivables, respectively.

      In 1996, two customers individually accounted for 18% and 12% of total revenues, respectively.

      PROPERTY AND EQUIPMENT:

      Property and equipment are stated at cost and depreciated on the straight-line basis over estimated useful lives of three years. Leasehold improvements are amortized on a straight-line basis over the shorter of the estimated useful life or term of the related lease.

      REVENUE RECOGNITION:

      Revenue under advertising contracts is deferred and recognized on a straight-line basis over the life of the contract. The Company recognizes revenue from product sales upon verification of shipment.

      RESEARCH AND DEVELOPMENT:

      Research and development expenditures are charged to operations as incurred.

      INCOME TAXES:

      The Company uses the liability method whereby deferred tax asset and liability account balances are calculated at the balance sheet date using current tax laws and rates in effect. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

  The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB

                                    -------

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

      ADVERTISING EXPENSE:

      Advertising costs are expensed as incurred. In 1996 and 1995, advertising expense was approximately $298,000 and $14,000, respectively.

3.    PROPERTY AND EQUIPMENT:

      Property and equipment include assets acquired under capital leases of $357,629 and $137,298, with related accumulated amortization of $98,561 and $12,509 at December 31, 1996 and 1995, respectively. Property and equipment consist of the following:

                                                            DECEMBER 31,
                                                   -----------------------------
                                                       1996           1995
                                                   -------------- --------------

       Software                                     $  140,000     $  140,000
       Computers and equipment                         539,863        111,307
       Furniture and fixtures                          120,846         59,718
       Leasehold improvements                           24,735         15,112
                                                   -------------- --------------

                                                       825,444        326,137

       Less accumulated depreciation and
       amortization                                   (183,137)       (13,410)
                                                   -------------- --------------

                                                    $  642,307     $  312,727
                                                   ============== ==============
4.    CAPITAL LEASE OBLIGATIONS:

      During 1995, the Company entered into a $250,000 line of credit with a leasing company and had an option to extend the line up to $500,000. In 1996, the Company elected to extend the line to $500,000. The lease line of credit accrues interest on the outstanding balance at a rate of approximately 7% per annum and terminates on August 31, 1997. The Company currently leases furniture and equipment under six capital leases which expire in October 1998 through July 1999. Upon termination of the leases, the Company will have the option to purchase the furniture and equipment, renew the lease term, or return the furniture and equipment to the lessor. At December 31, 1996, approximately $5,000

  The accompanying notes are an integral part of these financial statements.